SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2006


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                   000-50323             32-0061893
----------------------------        -------------      ----------------------
(State or other jurisdiction        (File Number)        (I.R.S. Employer
      of incorporation)                                identification number)


                  49 West 10th Street, Tracy, California 95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 830-6995
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.02.   Results of Operations and Financial Condition.
----------   ----------------------------------------------

             On November 1, 2006, Registrant issued a press release announcing financial results for the nine month period ending September 30, 2006. At September 30, 2006, total assets increased 22.7% to $218,189,941, total deposits increased 15.6% to $186,175,731 and net loans increased 45.5% to $109,730,879. Net income decreased 23.2% from $954,664 at September 30, 2005 to $733,139 at September 30, 2006.

             The foregoing summary results are qualified by reference to the press release attached as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits
----------   ---------------------------------

             a.   Financial Statements
                  --------------------

                  None.

             b.   Pro Forma Financial Information
                  -------------------------------

                  None.

             c.   Exhibits
                  --------

                  (99.1)   Press Release dated November 1, 2006



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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 1, 2006

Service 1st Bancorp


By:  /s/ ROBERT E. BLOCH
     ---------------------------
     Executive Vice President
     and Chief Financial Officer




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

                                  EXHIBIT INDEX


                                                                 Sequential
Exhibit Number                  Description                      Page Number
--------------                  -----------                      -----------

     99.1            Press Release dated November 1, 2006           5-6





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